UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Soliciting Material Pursuant to §240.14a-12

CONCORD COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Computer Associates International, Inc.
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Concord Communications, Inc.
Commission File No.: 0-23067

On April 29, 2005, Computer Associates International, Inc. (“Computer Associates”) posted on its website the following letter to customers of CA, Concord Communications, Inc. and Aprisma Management Technologies, Inc.

One Computer Associates Plaza Islandia, New York 11749 tel: +1 631 342 6000 fax: +1 631 342 6800
ca.com

April 29, 2005

Dear CA, Concord and Aprisma Customers:

As you may be aware, on April 7th, Computer Associates signed a definitive agreement to acquire Concord Communications (including its recently acquired subsidiary, Aprisma). We expect the combination of CA, Concord and Aprisma to provide you with a set of powerful and unique resources for managing increasingly complex networks within traditional enterprise IT environments, as well as Telco, MSO and other service-oriented industries. This expectation is based on the fact that both CA and Concord are focused on creating management software solutions that enable your technical teams to control costs, reduce risk, increase revenue and increase productivity.

The acquisition is expected to close within 90 days, subject to shareholder and government approvals.  After completion of the merger, CA will share detailed product integration and roadmap plans.  In the meantime, our intentions with respect to the support of Concord and Aprisma products include:

•                  Honoring all support and feature obligations specified in current CA, Concord and Aprisma contracts. CA is committed to providing the same levels of support and training after the merger that were delivered by Concord and Aprisma before the merger;

•                  Committing the resources necessary to maintain and expand all Concord deployments covered under its current contracts;

•                  Continuing to support Concord and Aprisma products after the closing; and

•                  Enhancing our support services based on your needs.

As for CA’s intentions with regard to Concord and Aprisma products, our current thinking includes the following:

•                  We intend to integrate Concord technologies, including eHealth Suite and SPECTRUM, with our solutions.

•                  Concord’s eHealth Suite of products will be an important new addition to CA’s existing product set, especially in the areas of network performance and availability and capacity reporting.

•                  We intend to make SPECTRUM the foundation for CA’s core network management solution. The advanced capabilities of patented root cause analysis, impact analysis, relationship mapping and unmatched device support offer the kind of value customers tell us they expect from their network management solutions.

•                  We will continue to invest in our solutions, building on Concord and Aprisma innovation, by developing new capabilities in areas such as network and systems modeling, configuration management and autonomic provisioning.

Today, products from both CA and Concord are cross-platform, include a wide range of open interfaces, and are based on industry standards.  These characteristics facilitate compatibility and interoperability with a far-reaching range of software and hardware and, as such, will support your need to mix and match different vendor products into a comprehensive solution that meets your specific requirements. Further, it is our plan to provide you with a comprehensive management solution across disparate technologies including the Web and Web services, databases, custom and packaged applications, systems, and all manner of voice, data and other value-added networks.

This is an exciting time for our industry. We hope you will support CA and Concord during this transition period.  We are working to offer you superior network and systems management solutions to optimize the technical environments that support your business operations.

If you have any questions, please contact us at ccrdinfo@ca.com.

Best regards,

Alan Nugent

Senior Vice President and General Manager

Unicenter Enterprise System Management Solutions

Computer Associates International, Inc.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between CA and Concord, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding CA’s or Concord’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate Concord’s operations into those of CA; such integration may be more difficult, time-consuming or costly than expected; and the other factors described in CA’s Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC, and Concord’s Annual Report on Form 10-K for the year ended December 31, 2004. CA and Concord assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Concord by CA. In connection with the proposed acquisition, CA and Concord intend to file relevant materials with the SEC, including Concord’s proxy statement on Schedule 14A. STOCKHOLDERS OF CONCORD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCORD’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Concord stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Concord. Such documents are not currently available.

Participants in Solicitation

CA and its directors and executive officers, and Concord and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concord common stock in respect of the proposed transaction. Information about the directors and executive officers of CA is set forth in the proxy statement for CA’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2004. Information about the directors and executive officers of Concord is set forth in the proxy statement for Concord’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2005. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.